UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2018

SIGMA DESIGNS, INC.

(Exact name of registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Boulevard

Fremont, CA 94538

(510) 897-0200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 18, 2018, Sigma Designs, Inc., a corporation incorporated in the State of California (the “Company” or “Sigma”) completed the previously announced sale of its Z-Wave business (the “Transaction”) to Silicon Laboratories Inc. (“Silicon Laboratories”). The Transaction was completed pursuant to the terms of the Agreement and Plan of Merger, dated as of December 7, 2017 (the “Agreement”), by and among Silicon Laboratories, Seguin Merger Subsidiary, Inc., and Sigma. Pursuant to the Agreement, Sigma sold all of the assets which relate to Sigma’s Z-Wave business, including all of Sigma’s equity interest in certain of its subsidiaries engaged in the Z-Wave business, to Silicon Laboratories for $240 million in cash and the assumption by Silicon Laboratories of Sigma’s liabilities related to its Z-Wave business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was originally filed as an exhibit to Sigma’s Current Report on Form 8-K filed on December 7, 2017, and is incorporated herein by reference.

On April 18, 2018, Sigma and Silicon Laboratories issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of December 7, 2017, by and among Silicon Laboratories Inc., Seguin Merger Subsidiary, Inc. and Sigma Designs, Inc.* (incorporated by reference to Exhibit 2.1 of Sigma Designs, Inc.’s Current Report on Form 8-K filed with the SEC on December 8, 2017).

99.1	Joint Press Release of Sigma Designs, Inc. and Silicon Laboratories Inc., dated April 18, 2018.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2018

SIGMA DESIGNS, INC.

By:	/s/ Elias Nader
Elias Nader
Interim President and Chief Executive Officer; and Chief Financial Officer